NYSE: TLLP 2012 Citi MLP/Midstream Infrastructure Conference August 2012 Tesoro Logistics LP Exhibit 99.1

2 This Presentation includes forward-looking statements. These statements relate to, among other things, projections of operational volumetrics and improvements, growth projects, cash flows, capital expenditures future performance; potential sale of the logistics assets to Tesoro Logistics LP, and the related estimated impact to EBITDA; and the expected completion of Tesoro Corporation’s transaction to acquire BP’s Southern California Refining and Marketing Business. We have used the words “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” “will,“ “potential” and similar terms and phrases to identify forward-looking statements in this Presentation. Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. Our operations involve risks and uncertainties, many of which are outside of our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. Actual results and trends in the future may differ materially from those suggested or implied by the forward-looking statements depending on a variety of factors which are described in greater detail in our filings with the SEC. Please see our Risk Factor disclosures included in our 2011 Annual Report on Form 10K. All future written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the previous statements. We undertake no obligation to update any information contained herein or to publicly release the results of any revisions to any forward-looking statements that may be made to reflect events or circumstances that occur, or that we become aware of, after the date of this Presentation. We have estimated annual EBITDA, a non-GAAP financial measure, for the company and certain acquisitions and growth projects. Please see the Appendix for the definition and reconciliation of these annual EBITDA estimates. Forward Looking Statements

3 Overview of Our Current Assets Crude Oil Gathering • Premier crude gathering system in the growing Bakken Shale / Williston Basin area • Sole source of supply to Tesoro’s North Dakota refinery Terminalling, Transportation and Storage • Eight refined product and one marine crude oil terminal in the Western U. S. • Refined product and crude oil storage facility and short-haul pipelines in Salt Lake City, Utah TLLP: Current Assets Terminal Facility Pipeline Trucking Tank Storage Marine Terminal Corporate Headquarters TSO Refinery Anchorage Vancouver Stockton Los Angeles Salt Lake City Boise San Antonio Mandan Burley

4 Investment Highlights Well-Positioned Assets Stable Cash Flow Experienced Management Team Strong Sponsorship Attractive, Visible Growth Opportunities Organic growth prospects Optimization opportunities Drop down assets Long-term contracts Fee-based, inflation protected and fixed minimum commitments Successful track record of acquiring and expanding assets Expected Bakken growth Western U.S. Footprint Expected refined product demand growth MLP drives logistics growth Critical infrastructure to Tesoro Drop down assets cannot be replicated

5 Tesoro’s Strategic Goals Support TLLP Operational efficiency and effectiveness • Safety and reliability • Improving refinery utilization driving higher volumes on TLLP assets Commercial excellence • Marketing integration increasing terminal throughputs • Logistics supports access to advantaged crude oil supplies Financial discipline • TLLP provides low cost of capital for logistics growth Value-driven growth • High-return capital projects include TLLP assets Kenai, AK Mandan, ND Salt Lake City, UT Anacortes, WA Martinez, CA Wilmington, CA Kapolei, HI

6 Strategic Plan IPO • Base business generates approximately $53 million in EBITDA Optimization • Since IPO, added $8 million in annualized EBITDA by improving utilization of our assets Organic Growth • Grow Bakken business: grow system volumes to over 100,000 bpd on our High Plains system backed by Tesoro demand • Grow terminal volumes supported by Tesoro’s marketing expansion and increased third party business Drop Downs • First drop down of the Martinez Crude Oil Marine Terminal at the Martinez Refinery completed on April 1, 2012 • Announced 2012 dropdowns of Long Beach terminal and Los Angeles short-haul pipelines and Anacortes unit train unloading facility should add $35 – 45 million in annualized EBITDA Organic growth and announced 2012 drop downs will generate $140 million in EBITDA Note: See Appendix for reconciliation of EBITDA to Net Income

7 Mandan Refinery Enbridge Fryburg Fritz Bridger Richey Enbridge Portal Ramberg NORTH DAKOTA SOUTH DAKOTA WYOMING MONTANA Third-party pipelines High Plains pipelines Potential connection point Active Exploration Areas 0 25 50 75 2Q11 3Q11 4Q11 1Q12 2Q12 Volumes ND MT ND Min. Volume mbpdCrude Oil Gathering • Premier gathering system in the Bakken Shale/Williston Basin • Existing and potential interconnects with key third party regional pipelines provide potential for optimization and expansion opportunities – Tariffs to Bridger Pipeline at Richey, MT established starting April 2012 – Interconnect to Rangeland Crude Oil Terminal at Dry Fork, ND established starting May 2012 Pipeline Gathering Rangeland interconnect

8 Crude Oil Gathering Operations • Proprietary and third-party trucks • Integral to Bakken gathering – Delivers into High Plains trunk line system and other destinations Fees and Services • Weighted average trucking fee of approximately $2.80 per barrel for truck hauling and tank usage services Trucking 0 10 20 30 2Q11 3Q11 4Q11 1Q12 2Q12 Volumes Actual Volume Min. Volume mbpd

9 High Plains System Growth Tesoro drives base demand growth • Mandan Refinery +10,000 bpd • Anacortes Refinery +30,000 bpd Alternative Destinations +10,000 bpd • To Bridger Pipeline at Richey, MT • To Rangeland’s COLT pipeline at Dry Fork, ND • Other connections actively being pursued Grow trucking volumes • Expand proprietary fleet to capture cost and operating efficiency • New five-year contract with higher commitments Grow system volumes to over 100,000 bpd in 2013 Key Financial Statistics EBITDA Contribution: $20-25 million Capital Spend: $63 million Note: See Appendix for reconciliation of EBITDA to Net Income IPO Mandan Anacortes Other 0 50 100 High Plains Pipeline Outlook mbpd

10 Terminal Operations Refined product terminals • Los Angeles and Stockton, California • Salt Lake City, Utah • Anchorage, Alaska • Mandan, North Dakota • Vancouver, Washington • Boise and Burley, Idaho Marine terminal • Martinez, California Fees and Services • Weighted average terminalling fee of approximately $0.75 per barrel • Services include ancillary services such as additive injection Refined Product and Marine Terminals 0 50 100 150 200 250 2Q11 3Q11 4Q11 1Q12 2Q12 Terminal Volumes Actual Volume Third Party Min. Volume mbpd

11 Transportation & Storage Salt Lake City Storage Facility and Pipelines Storage Facility • Consists of 13 tanks with total shell capacity of 878,000 bbls • Stores intermediates and refined products Short-Haul Pipelines • 3 crude oil pipelines that connect to Chevron and Plains All American crude pipelines • 2 refined product pipelines that connect to Chevron’s Northwest products pipeline 0 25 50 75 2Q11 3Q11 4Q11 1Q12 2Q12 Short-Haul Pipeline Volumes TSO Min. Volume mbpd

12 Terminal Growth Infrastructure Optimization • Optimization efforts added over 20,000 bpd in 2011 • Los Angeles higher permitted volumes in 2012 Expand Capacities and Services • +25,000 bpd by expanding capacity at Mandan, Stockton, Los Angeles, and Vancouver terminals • Bio-diesel projects at California terminals generate enhanced fees Organically grow terminalling volumes over 40,000 bpd through optimization and expansion in 2013 Key Financial Statistics EBITDA Contribution: $10-15 million Capital Spend: $36 million * Key Financial Statistics summary excludes Martinez drop down contribution Note: See Appendix for reconciliation of EBITDA to Net Income IPO Optimization Expansion Martinez 0 50 100 150 200 250 Terminal Throughput mbpd

13 Announced Drop Downs Long Beach terminal & Los Angeles pipelines • Two-vessel berth dock • Dock throughputs are expected to be 130,000 bpd, half of which is third-party volume • Six storage tanks with capacity of 235,000 barrels • Expected 3Q 2012 drop down Anacortes Rail Unloading Terminal • Tesoro’s nearly completed unit train unloading terminal located adjacent to its Anacortes, Washington refinery • Permitted capacity of 50,000 bpd • Expected 4Q 2012 drop down Key Financial Statistics EBITDA Contribution: $20-25 million Maintenance capital: $1.5 million annually Key Financial Statistics EBITDA Contribution: $15-20 million Maintenance capital: $0.5 million annually

14 • Tesoro recently announced the acquisition of BP’s Southern California refining, marketing and logistics assets, expected to close before mid-2013 • Expected value of logistics assets of about $900 to $1,100 million • Existing proprietary logistics network expected to generate $90-$110 million of EBITDA at market rates – EBITDA growth potential from system optimization and third parties • Tesoro’s announced intent is to offer the assets to TLLP in the 12 months following closing Tesoro’s Acquisition of BP’s Fully Integrated Southern California Refining and Marketing Business Carson Refinery Tesoro Wilmington

15 Marine and Storage Terminals and Pipelines • Three marine terminals; 400 MBD of crude oil and product throughput • VLCC capable marine facilities • Over 7 mmbbls feedstock and product storage • 114 miles of active pipelines • Pipeline access to Los Angeles International Airport Marketing Terminals • Four product terminals • Extensive distribution system • Supplies over 125 MBD • Ethanol blending capabilities BP Southern California Logistics System

16 IPO 0 50 100 150 200 250 300 Optimization Organic Growth Martinez Marine Terminal Long Beach Terminal & LA Pipelines Anacortes Rail Unloading Facility Southern California Acquisition $ in millions EBITDA Outlook 2012 Business Plan Key Messages • 2012 Business Plan: Optimization, organic growth and the addition of the Martinez marine terminal would drive EBITDA to $100 million in 2013 • Announced 2012 Drop Downs: Long Beach Terminal, LA Pipelines and Anacortes Rail Unloading facility expected to add $35 - $45 million of annual EBITDA • BP Southern California Logistics: expected to add $90 - $110 million of annual EBITDA, expected to drop down in a series of transactions beginning in 2013 Driving industry-leading EBITDA growth Note: See Appendix for reconciliation of EBITDA to Net Income

17 Financial Overview Conservative Leverage and Ample Liquidity • $300 million revolver, expandable to $450 million • Current availability of $182 million • Conservative leverage ratio of approximately 1.6x pro-forma EBITDA Pursue Balanced Capital Structure • Leverage target of 3x – 4x EBITDA • Maximize flexibility to fund growth • Issue equity and/or permanent debt to reload revolver Protect and grow distribution • Target prudent distribution coverage of 1.1x • Subordination structure provides additional support • Financial flexibility to grow distribution Flexibility to Achieve Growth Objectives

18 Appendix

19 Drop Down Growth Opportunities Product Terminals •Kenai, AK •Anacortes, WA •Martinez, CA Pipelines •Los Angeles, CA •Kenai, AK Marine Terminals •Kenai, AK •Anacortes, WA •Long Beach, CA Crude Unloading •Anacortes, WA ROFO Assets Legend Corporate Headquarters Tesoro Refinery San Antonio Anacortes Kenai Martinez Los Angeles/ Long Beach

20 We define EBITDA as net income (loss) before net interest and financing costs and depreciation and amortization expenses. EBITDA is not a measure prescribed by accounting principles generally accepted in the United States of America ("U.S. GAAP") but is a supplemental financial measure that is used by management and may be used by external users of our consolidated financial statements, such as industry analysts, investors, lenders and rating agencies, to assess: • our operating performance as compared to other publicly traded partnerships in the midstream energy industry, without regard to historical cost basis or financing methods; • the ability of our assets to generate sufficient cash flow to make distributions to our unitholders; • our ability to incur and service debt and fund capital expenditures; and • the viability of acquisitions and other capital expenditure projects and the returns on investment of various investment opportunities. Projected EBITDA for growth projects is equal to projected earnings as there are no net interest and financing costs, income tax, or depreciation and amortization expenses projected for these projects. Non-GAAP Financial Measures ($ in millions) Unaudited R c cili tion of Annual EBITDA o N t Inc me IPO Add 2012 Growth Plans Add LBT and LA SH Pipes Add Anacortes Crude Unloading Add Southern California Assets Net I come 41.5$ 79.0$ 86.0$ 92.0$ 143.0$ Add: Depreciation and Amortization 9.5 13.5$ 14.5$ 16.5 37.0 Interest Expense, net 2.0 7.5$ 21.5$ 31.5 65.0 EBITDA 53.0$ 100.0$ 122.0$ 140.0$ 245.0$ Quarterly EBITDA 13.3$ 25.0$ 30.5$ 35.0$ 61.3$

21 Stable-Fee Based Business 1 Shorter term primarily reflects typical commercial arrangements 2 Fixed minimum volumes remain in effect during routine turnarounds Commercial Agreements with Tesoro High Plains Pipeline Transportation Agreement High Plains Trucking Agreement Master Terminalling Agreement Salt Lake City Storage Agreement Salt Lake City Short Haul Pipeline Agreement Marine Terminal Use and Throughput Agreement Term 10 Years 5 Years (1) 10 Years 10 Years 10 Years 10 Years Renewals 2 x 5 Years 1 x 5 Years 2 x 5 Years 2 x 5 Years 2 x 5 Years 2 x 5 Years Fixed Minimum Volume Commitment 49 mbpd 25 mbpd 100 mbpd 878,000 bbls 54 mbpd 65 mbpd Tariff / Fee Escalators FERC Index CPI CPI CPI CPI CPI Termination Provisions Refinery Shutdown Force Majeure 12 month notice (2) Tesoro Logistics can declare (unilateral)